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                                                                    EXHIBIT 10.3

                                               STOCKHOLDERS AGREEMENT dated as
                                    of October 24, 1997, among DIGITAL THEATER
                                    SYSTEMS, INC., a Delaware corporation (the
                                    "Company"), and the stockholders of the
                                    Company listed on Schedule A hereto (the
                                    "Stockholders").

         The Company and the Stockholders agree that it is in their respective interests that provision be made for the continuity and stability of the business and policies of the Company and, to that end, the Company and the Stockholders hereby set forth their agreement with respect to the Stockholder Shares (as defined below) that are owned or may be acquired by the Stockholders. The Company and the Stockholders are entering into this Agreement as a condition to and in connection with the execution and delivery of the Securities Purchase Agreement (as defined below).

         NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

         1.       Definitions.

         As used in this Agreement, the following terms shall have the meanings ascribed to them below:

         "Affiliate" means, with respect to any Person, any of (a) a director, officer or partner of such Person, (b) a spouse, parent, sibling or descendant of such Person or a spouse, parent, sibling or descendant of a director, officer, or partner of such Person and (c) any other Person that, directly or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person. The term "control" includes, without limitation, the possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

         "Agreement" means this Stockholders Agreement.

         "Board" means, with respect to the Company or any Subsidiary, the board of directors of the Company or such Subsidiary, as applicable.

         "Common Stock" means (i) the Common Stock, par value $.0001 per share, of the Company, and (ii) any other class of capital stock of the Company authorized after the date hereof that is not entitled to at least a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         "Common Stock Equivalent" means a share of Common Stock or the right to acquire, whether or not immediately exercisable, a share of Common Stock, whether evidenced by an option, warrant, convertible security or other instrument or agreement.

         "Company" has the meaning set forth in the caption to this Agreement.

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         "Company Charter" means the Certificate of Incorporation of the
Company, as amended, supplemented, or otherwise modified from time to time, and any certificate of designations filed in connection therewith, in each case pursuant to the General Corporation Law of the State of Delaware.

         "Convertible Securities" means any stock or securities convertible, directly or indirectly, into or exchangeable for Common Stock or Preferred Stock.

         "Eos" means Eos Partners SBIC, L.P.

         "Equity Securities" means all shares of capital stock of the Company, all securities convertible into or exchangeable for shares of capital stock of the Company, and all options, warrants, and other rights to purchase or otherwise acquire from the Company shares of such capital stock, or securities convertible into or exchangeable for shares of such capital stock.

         "Excluded Securities" means (i) any options issued or issuable pursuant to a Stock Option Plan and any shares of Common Stock issuable upon exercise of any options granted pursuant to a Stock Option Plan; provided, that any shares of Common Stock which are so issued or issuable shall not exceed 1,660,466 shares of Common Stock in the aggregate, (ii) stock issued upon the conversion of any Convertible Securities or the exercise of any options, warrants or other rights to acquire capital stock of the Company issued on or before the date hereof, including without limitation the Existing Shareholder Warrants, the Spielberg Warrants, the Universal Warrants, the H&Q Warrants and the Imperial Bank Warrants (iii) stock issued in connection with any stock split, stock dividend or recapitalization by the Company, (iv) Common Stock issued in a Public Offering and (v) Series A Preferred Stock issued pursuant to a Strategic Investment (and any Common Stock issuable upon conversion thereof).

         "Existing Shareholders" has the meaning set forth in the Securities Purchase Agreement.

         "Existing Shareholder Warrants" means warrants issued by the Company to the Existing Shareholders that are exercisable for an aggregate of 4,253,327 shares of the Company's Common Stock, at an exercise price per share of $6.057.

         "Fully Diluted Basis" means in the case of (i) any calculation of the number of shares of Common Stock deemed outstanding, that effect is first given to (A) all shares of Common Stock outstanding at the time of determination, (B) all shares of Common Stock issuable upon the exercise of any option, warrant or other right outstanding and exercisable at the time of determination (provided any such option, warrant or right shall only by considered to be outstanding if the per share exercise price thereof is less than the fair value of a share of Common Stock at such time), and (C) all shares of Common Stock issuable upon the exercise of any conversion or exchange right contained in any security outstanding at the time of determination that is convertible into or exchangeable for shares of Common Stock; and (ii) any calculation of value, that effect is first given to (A) the securities referred to in clause (i) above and
(B) the payment of any consideration payable upon the exercise, conversion or exchange of any option, warrant, security or other right referred to in clause
(i) above if such option, warrant, security or other right were exercisable at the time of determination.

         "Group" means:

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                  (i)      in the case of any Stockholder which is a
         partnership, (A) such partnership and any of its limited or general partners, (B) any corporation or other business organization to which such partnership shall sell all or substantially all of its assets or with which it shall be merged and (C) any Affiliate of such partnership;

                  (ii) in the case of any Stockholder which is a corporation, (A) such corporation, (B) any corporation or other business organization to which such corporation shall sell or transfer all or substantially all of its assets or with which it shall be merged and (C) any Affiliate of such corporation; and

                  (iii) in the case of any Stockholder that is an individual, such individual's (A) spouse, (B) parents, (C) siblings, (D) children or grandchildren (whether natural or adopted), and (E), any one or more trusts solely for the benefit of the Persons described in this clause
         (iii).

         "H&Q Warrants" means warrants for capital stock of the Company issued to H&Q Digital Theater Systems Investors, L.P. on or before the date hereof.

         "Imperial Bank Warrants" means warrants for capital stock of the Company issued to Imperial Bank on or before the date hereof.

         "Investor" means any Stockholder that is not a Management Stockholder and any other Person which or who has executed an Investor Joinder.

         "Investor Joinder" means a joinder agreement, substantially in the form of Exhibit B hereto, by which a Person may become an Investor on or after the date hereof.

         "Liquidation" has the meaning set forth in the Company Charter.

         "Major Stockholder" means any Stockholder or Stockholder Group that owns, acquires or controls five percent (5%) or more of the issued and outstanding capital stock of the Company (based upon Common Stock Equivalents).

         "Management Stockholder" means those individuals identified on Annex I and any other Person which or who has executed a Management Joinder.

         "Management Joinder" means a joinder agreement, substantially in the form of Exhibit A hereto, by which a Person may become a Management Stockholder on or after the date hereof.

         "Original Issuance Price" has the meaning set forth in the Company Charter.

         "Other Stockholders" has the meaning set forth in Section 5.

         "Person" shall be construed broadly and shall include, without limitation, an individual, a partnership, an investment fund, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

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         "Preferred Stock" means (i) the Series A Preferred Stock and (ii) any other class or series of the capital stock of the Company that is entitled to at least a fixed sum or percentage of par or stated value in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

         "Public Offering" means, with respect to any Person, the sale, in an underwritten public offering registered under the Securities Act, of shares of the capital stock of such Person.

         "Purchase" has the meaning ascribed thereto in the Securities Purchase Agreement.

         "Qualified Public Offering" means an initial Public Offering of Common Stock underwritten on a firm commitment basis which results in aggregate gross cash proceeds to the Company of not less than $20,000,000 at an offering price per share of Common Stock equal to or in excess of three hundred percent (300%) of the Series A Conversion Price (as such term is defined in the Company Chatter) then in effect.

         "Qualified Sale Transaction" means any sale in which the holders of the Series A Preferred Stock receive, in respect of such shares, or the shares of Common Stock received upon conversion thereof, cash or marketable securities in a per share amount equal to at least three hundred percent (300%) of the Series A Conversion Price then in effect.

         "Relatively Equivalent Terms" means, as of any date of determination,
(A) with respect to any share of Common Stock proposed to be sold pursuant to a Sale Notice, the Relatively Equivalent Terms for a share of a series of Preferred Stock shall equal the product of (1) the amount payable in respect of such share of Common Stock and (2) the number of shares of Common Stock into which such share of Preferred Stock is convertible in the event of an optional conversion of such share of Preferred Stock pursuant to the Company Charter as of such date of determination, and (B) with respect to any share of Preferred Stock proposed to be sold pursuant to a Sale Notice, the Relatively Equivalent Terms for a share of Common Stock shall equal the divisor of (1) the amount payable in respect of such share of Preferred Stock, over (2) the number of shares of Common Stock into which such share of Preferred Stock is convertible in the event of an optional conversion of such share of Preferred Stock pursuant to the Company Charter as of such date of determination. The form of consideration paid in respect of such different classes of capital stock shall be identical.

         "Sale Notice" has the meaning set forth in Section 5.

         "Scripps" means Scripps Ventures, LLC.

         "Securities Act" means the Securities Act of 1933, as the same may be amended or supplemented from time to time, or any successor statute, and the rules and regulations thereunder, as the same are from time to time in effect.

         "Securities Purchase Agreement" means the Securities Purchase Agreement dated the date hereof among the Company and the Purchasers dated as of the date hereof, as amended from time to time.

         "Selling Notice" has the meaning set forth in Section 5.

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         "Selling Stockholder" has the meaning set forth in Section 5.

         "Series A Conversion Price" has the meaning set forth in the Company Charter.

         "Series A Preferred Stock" means the Series A Convertible Preferred Stock of the Company, par value $.0001 per share.

         "Series A Warrants" means the warrants issued pursuant to the Securities Purchase Agreement.

         "Spielberg" means Steven Spielberg or an entity not less than majority-owned or controlled by Steven Spielberg and his or its Affiliates.

         "Spielberg Warrants" means warrants for capital stock of the Company issued to Spielberg.

         "Stockholder" has the meaning set forth in the caption to this Agreement.

         "Stockholder Shares" means (i) any Common Stock or Preferred Stock purchased or otherwise acquired by any Stockholder, (ii) any Common Stock or Preferred Stock issued upon the exercise or conversion of any Convertible Security, and (iii) any equity securities issued or issuable directly or indirectly with respect to the Common Stock or Preferred Stock referred to in clause (i) and clause (ii) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. For purposes of this Agreement, holders of any portion of any Convertible Security (other than Preferred Stock) shall be deemed to be holders of Stockholder Shares issuable upon exercise of such Convertible Security and therefore shall be subject to the provisions and restrictions of this Agreement. As to any particular shares constituting Stockholder Shares, such shares will cease to be Stockholder Shares when they have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them or sold pursuant to Rule 144.

         "Stock Option Plan" means any stock option plan adopted by the Company and any other grants of stock options made by the Company, in each case granted to employees, directors and independent contractors to the Company or its Subsidiaries.

         "Strategic Investment" means an investment in Series A Preferred Stock by a Person or Persons satisfactory to the Board of up to $5,000,000 in the aggregate, at prices per share at the higher of fair market value or $2.019, after the date hereof and on or before March 31, 1998.

         "Subsidiary" means any Person of which the Company owns securities having a majority of the ordinary voting power in electing the board of directors (or comparable governing body) directly or through one or more subsidiaries.

         "Tag-Along Notice" has the meaning set forth in Section 5.

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         "Termination Date" means the earlier to occur of the date of consummation of any (i) Qualified Public Offering; (ii) Qualified Sale Transaction; (iii) redemption in fall of all Series A Preferred Stock; or (iv) Liquidation.

         "Transfer" means the sale, transfer, assignment, pledge or other disposal (whether with or without consideration and whether voluntarily or involuntarily or by operation of law) of any interest in any Stockholder Share.

         "Universal" means Universal City Studios, Inc. and its affiliates.

         "Universal Warrants" means warrants for capital stock of the Company issued to Universal on or before the date hereof.

         "Weston" means Weston Presidio Capital II.

         2.       Election of Directors; Voting.

                  (a) Each Stockholder shall vote all of his or its Stockholder Shares (to the extent such Stockholder Shares possess the right to so vote) and shall take all other necessary or desirable actions within his or its control (whether in such Stockholder's capacity as a stockholder of the Company or otherwise, and including, without limitation, attendance at meetings in person or by proxy for purposes of obtaining a quorum and execution of written consents in lieu of meetings), and the Company shall take all necessary and desirable actions within its control (including, without limitation, calling special Board and stockholder meetings), so that:

                           (i) The authorized number of directors on the Board of the Company shall be established at seven (7) directors.

                           (ii) The following persons shall be elected to the Board of the Company and each committee thereof:

                                    (A)      two (2) representatives, designated
         by the holders of a majority of the Stockholder Shares set forth on Annex I hereto, as determined by a majority in interest;

                                    (B)      one (1) representative designated
         by Eos (who shall be a Series A Director (as defined in the Certificate of Designations));

                                    (C)      one (1) representative designated
         by Weston (who shall be a Series A Director (as defined in the Certificate of Designations));

                                    (D)      one (1) representative designated
         by Universal;

                                    (E)      one (1) representative designated
         by Spielberg;

                                    (F)      one (1) representative who shall be
         designated and approved by a majority of the other members of the Board.

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                           (iii)    In the event that a party elects not to
         designate one or more directors which such party is entitled to designate in accordance with Section 2(a)(ii), the Stockholders agree not to vote to fill such vacancy other than with an individual designated by such party as provided in Section 2(a)(ii).

                           (iv) The designation of a representative pursuant to Section 2(a)(ii) at any time shall be effective only upon written notice thereof to the Company by the party or parties making such designation. Such written notice shall be recorded as soon as reasonably practical in the minutes of the Company and may be relied upon by the Company as conclusive until such time as the Company is in receipt of a subsequent written notice making a new designation.

                  (b) Scripps shall have the right to designate one (1) representative to attend as observer all meetings of the Board. The Company shall deliver to such observer all notices and other materials, and provide such observer with such reimbursements and other benefits, as are generally delivered or provided to members of the Board. Such observer shall agree to be bound by any confidentiality obligations generally applicable to the directors.

         3.       Future Stockholders/Limitations on Transfers.

                  (a) The Company shall require each person or entity (other than parties hereto) that acquires Equity Securities, other than Stockholder Shares, from the Company after the date hereof in an amount sufficient to cause such person or entity to become a Major Stockholder, as a condition to the effectiveness of such acquisition, to execute a counterpart to this Agreement, whereupon such Person shall be bound by, and entitled to the benefits of, this Agreement.

                  (b) Each Transfer of any Stockholder Shares before the Termination Date shall not become effective unless and until the transferee executes and delivers to the Company a counterpart to this Agreement, agreeing to be treated in the same manner as the transferring Stockholder. Upon such Transfer and such execution and delivery, the transferee shall be bound by, and entitled to the benefits of, this Agreement with respect to the transferred Shares.

         4.       Management Stockholders.

         No Management Stockholder shall Transfer any Stockholder Shares; provided however, subject to the terms and conditions of this Agreement, a Transfer of Stockholder Shares by a Management Stockholder shall be permitted if such Transfer is: (i) made pursuant to Section 5; or (ii) in the case of any Management Stockholder who is an individual, (A) among such Management Stockholder's Group, provided that the transferee immediately assigns by proxy all of his or her voting rights with respect to the Stockholders Shares being Transferred to the Management Stockholder making the Transfer, or (B) to a current or former spouse of the Management Stockholder pursuant to any order, judgment or decree issued upon the divorce of the Management Stockholder from such transferee, provided such transferee immediately assigns by proxy all of his or her voting rights with respect to the Stockholders Shares being Transferred to the Management Stockholder making the Transfer; or (iii) part of a Qualified Public Offering or Qualified Sale Transaction.

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         5.       Co-Sale.

                  (a) Except as provided in Section 5(f) and (g) below, if any Major Stockholder proposes to Transfer Stockholder Shares to any third party before a Qualified Public Offering or Qualified Sale Transaction, such Major Stockholder shall, at least 30 days before such Transfer, deliver a notice (the "Sale Notice") to the Company and the other Stockholders (the "Other Stockholders") specifying the identity of the proposed transferee and disclosing in reasonable detail the terms and conditions of the proposed Transfer including whether the offer to purchase such shares is irrevocable for a period of at least 30 days.

                  (b) The Major Stockholder shall not consummate the Transfer until 30 days after the Sale Notice has been given to the Company and the Other Stockholders, unless the Company and all of the Other Stockholders consent in writing to an earlier consummation of the proposed Transfer.

                  (c) Within 15 days after delivery of the Sale Notice, each Other Stockholder may elect to participate in the proposed Transfer by delivering to such Major Stockholder a notice (the "Tag-Along Notice") specifying the Stockholder Shares (class, series, number) with respect to which the Other Stockholder exercises its right under this Section 5.

                  (d) Any shares included in any Tag-Along Notice that are of the same series and class of shares as the shares of Stockholder Shares proposed to be transferred in the Sale Notice shall be transferred on the same terms and conditions set forth in the Sale Notice. Any shares included in the Tag-Along Notice that are of a different class or series than the shares proposed to be transferred in the Sale Notice shall be transferred upon the same conditions and Relatively Equivalent Terms as set forth in the Sale Notice.

                  (e) Each of the Other Stockholders shall be entitled to Transfer up to a number of Stockholder Shares equal to its pro rata amount of the aggregate number of Stockholder Shares subject to the Transfer.

                  (f)      Transfers to Affiliates shall not be subject to this
Section 5; provided, however, that such Affiliates must execute a counterpart of this Agreement, whereupon such Person shall be bound by, and entitled to the benefits of, this Agreement.

                  (g) The provisions of Section 5(a) through (e) shall not be applicable to Spielberg's transfer of up to 50% of his Stockholder Shares for no or de minimus consideration to an organization qualified under Section 501(c) of the Internal Revenue Code of 1986, as amended; provided, however that Spielberg shall not transfer pursuant to this Section 5(g) any amount of Stockholder Shares that in the aggregate would result in Spielberg having legal or beneficial ownership of less than 5% of the Company's Common Stock on a Fully Diluted Basis.

         6.       First Offer Rights to the Stockholders.

                  (a) If the Company authorizes the issuance and sale of any shares of capital stock or any other securities containing options or rights to acquire any shares of capital stock, (including, without limitation, convertible debt), other than the Excluded Securities, the Company shall first offer to sell to each of the Stockholders a portion of such securities equal to

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the percentage determined by dividing (1) the number of Stockholder Shares held by such Stockholder, by (2) the number of shares of Common Stock deemed outstanding on a Fully Diluted Basis. Each holder of Stockholder Shares shall be entitled to purchase such securities at the same price and on the same terms as such securities are to be offered.

                  (b) Each Stockholder must elect to exercise its purchase rights hereunder within 15 days after receipt of written notice from the Company describing in reasonable detail the stock or securities being offered, the purchase price thereof (if known), the payment terms and such Stockholder' s percentage allotment.

                  (c) Upon the expiration of the offering period set forth in Section 6(b), the Company shall be free to sell such stock or securities which the Stockholders have not elected to purchase during the 60 days following such expiration on terms and conditions no more favorable to the purchasers thereof than those offered to the Stockholders. Any stock or securities offered or sold by the Company after such 60-day period must be re-offered to the Stockholders pursuant to the terms of this Section 6(c).

                  (d) The provisions of this Section 6 shall not apply to issuances by the Company pursuant to a Strategic Investment.

         7.       Additional Restrictions on Transfer of Stockholder Shares.

                  (a) Legend. The certificates representing the Stockholder Shares shall bear a legend substantially in the following form:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED AS OF OCTOBER ___, 1997, HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN EXEMPTION FROM REGISTRATION THEREUNDER. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AND CERTAIN OTHER AGREEMENTS SET FORTH IN A STOCKHOLDERS AGREEMENT DATED AS OF OCTOBER __, 1997, AMONG DIGITAL THEATER SYSTEMS, INC, (THE "COMPANY") AND CERTAIN OF ITS STOCKHOLDERS. A COPY OF SUCH AGREEMENT MAY BE OBTAINED BY THE HOLDER HEREOF AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS WITHOUT CHARGE."

                  (b) Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Stockholder Shares in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Stockholder Shares as the owner of such stock for any purpose.

                  (c) Pledges. Notwithstanding any provision in this Agreement to the contrary, no holder of Stockholder Shares may pledge any Stockholder Shares on or after the date hereof.

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         8.       Binding Effect; Joinders; Additional Shares.

                  (a) Any transferee of Stockholder Shares from an Investor (other than the Company or a Management Stockholder) shall, as a condition to such Transfer, be deemed an Investor for purposes of this Agreement and be bound by and subject to the terms and provisions of this Agreement applicable to Investors, and if not already a signatory to this Agreement as an Investor, such Person shall execute and deliver to the Company an Investor Joinder. Any transferee of Stockholder Shares of the Company from a Management Stockholder (other than the Company or an Investor) shall, as a condition to such Transfer, be deemed a Management Stockholder for purposes of this Agreement and be bound by and subject to the terms and provisions of this Agreement applicable to Management Stockholders, and if not already a signatory to this Agreement as a Management Stockholder, such Person shall execute and deliver to the Company a Management Joinder.

                  (b) In the event additional Stockholder Shares are issued by the Company to a Stockholder at any time during the term of this Agreement, such additional Stockholder Shares shall, as a condition to such issuance, be deemed subject to the terms and provisions of this Agreement.

                  (c) In the event the Company issues to any employee or officer of, or consultant to, the Company or any of its Subsidiaries or an Affiliate or designee thereof at any time during the term of this Agreement, Common Stock or securities of the Company convertible into or exercisable or exchangeable for shares of Common Stock in amounts in excess of the lesser of
(i) 100,000 shares of Common Stock (on an as-converted basis) or (ii) 1.0% of all Common Stock on a Fully Diluted Basis, such employee, officer, Affiliate or designee, as a condition to receiving such shares of Common Stock or securities of the Company convertible into or exercisable or exchangeable for shares of Common Stock, shall be deemed a Management Stockholder for purposes of this Agreement and be bound by and subject to the terms and provisions of this Agreement applicable to Management Stockholders and, if not already a signatory to this Agreement as a Management Stockholder, such Person shall execute and deliver to the Company a Management Joinder.

         9.       No Conflicting Agreements.

         No Stockholder shall enter into any stockholder agreements or arrangements of any kind with any Person with respect to any Stockholder Shares on terms inconsistent with the provisions of this Agreement (whether or not such agreements or arrangements are with other Stockholders or with Persons that are not parties to this Agreement), including, but not limited to, agreements or arrangements with respect to the acquisition or disposition of Stockholder Shares in a manner that is inconsistent with this Agreement.

         10.      Further Assurances.

         Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the provisions of this Agreement and the consummation of the transactions contemplated hereby.

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         11.      Termination.

                  (a) All of the provisions of this Agreement shall terminate and, except as otherwise expressly provided herein, shall be of no further force or effect and shall not be binding upon any party hereto, upon the first to occur of (i) a Termination Date and (ii) the approval of such termination by each of (A) the Company, (B) the holders of a majority in voting power of the Series A Preferred Stock subject to this Agreement, (C) Spielberg,
(D) Universal, and (E) the holders of a majority in voting power of the shares set forth on Annex I.

                  (b) As to any particular Stockholder, this Agreement shall no longer be binding or of further force or effect as to such Stockholder, except as otherwise expressly provided herein, as of the date such Stockholder has transferred all such Stockholder's interest in the Company's securities and each transferee of such securities, if required by this Agreement, shall have become a party hereto; provided, however, that no such termination shall be effective if such Stockholder is in breach of this Agreement immediately before or after giving effect to such Transfer(s).

         12.      General Provisions.

                  (a) Amendment: Waiver and Release. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective unless such modification, amendment or waiver is approved in writing by (i) the Company, (ii) the Stockholders holding at least a majority in voting power of the Stockholder Shares subject to this Agreement,
(iii) Spielberg (so long as Spielberg continues to hold 50% or more of the Stockholder shares held by Spielberg that are subject to this Agreement), (iv) Universal (so long as Universal continues to hold 50% or more of the Stockholder Shares held by Universal that are subject to this Agreement) and (v) the holders of a majority in voting power of the shares set forth on Annex I. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  (b) Severability. It is the desire and intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

                  (c) Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

                  (d) Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and, so long as Stockholder Shares are held by such Person, each Person which or who is a Stockholder on the date hereof and each subsequent Stockholder. None of the provisions hereof shall create, or be construed or deemed to create, any right of employment in favor of any Person by the Company or any of its Subsidiaries. This Agreement is not intended to create any third party beneficiaries.

                  (e) Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Remedies. The Company and the Stockholders shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The Company and the Stockholders agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Stockholder may in its or his sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

                  (g) Notices. All notices, requests, demands, claims, and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally, telecopied, sent by nationally recognized overnight courier or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a parry as shall be specified by like notice):

                           (i)      If to the Company, to:

                           Digital Theater Systems, Inc.
                           31336 Via Colinas #101
                           Westlake Village, CA 91362
                           Attention: Jon Kirchner, CFO
                           Telephone: (818) 706-3525
                           Telecopy: (818) 706-8355

                           with a copy to:

                           Troy & Gould Professional Corporation
                           1801 Century Park East
                           Los Angeles, CA

                           Attention: Lawrence P. Schnapp, Esq.
                           Telephone: (310) 553-4441
                           Telecopy: (310) 201-4746

                           (ii) If to a Stockholder set forth on Schedule A hereto, to:

                           the related address or telecopier number set forth on Schedule A hereto.

                           with a copy to:

                           the Person set forth immediately across from the name of such Stockholder on Schedule A hereto, at the related address or telecopier number set forth on Schedule A hereto.

                           If to a Stockholder not set forth on Schedule A hereto, to:

                           the related address or telecopier number set forth in the last Joinder executed and delivered by such Stockholder to the Company.

                           with a copy to:

                           the Person designated to receive copies in the such Joinder, at the related address or telecopier number set forth in such Joinder.

         All such notices and other communications shall be deemed to have been given and received (a) in the case of personal delivery or delivery by telecopy, on the date of such delivery, (b) in the case of delivery by nationally recognized overnight courier, on the third business day following such dispatch and (c) in the case of mailing, on the seventh business day following such mailing.

                  (h) GOVERNING LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE DOMESTIC LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF NEW YORK, OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF NEW YORK TO BE APPLIED, EXCEPT TO THE EXTENT THAT THIS AGREEMENT RELATES TO THE INTERNAL AFFAIRS OF THE CORPORATION, WHICH SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW OR CONFLICTING PROVISION OR RULE (WHETHER OF THE STATE OF DELAWARE OR ANY OTHER JURISDICTION) THAT WOULD CAUSE THE LAWS OF ANY JURISDICTION OTHER THAN THE STATE OF DELAWARE TO BE APPLIED TO SUCH MATTERS. IN FURTHERANCE OF THE FOREGOING, THE INTERNAL LAW OF THE STATE OF NEW YORK OR THE STATE OF DELAWARE, AS THE CASE MAY BE, WILL CONTROL THE INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT, EVEN IF UNDER SUCH JURISDICTION'S CHOICE OF LAW OR

CONFLICT OF LAW ANALYSIS, THE SUBSTANTIVE LAW OF SOME OTHER JURISDICTION WOULD ORDINARILY APPLY.

                  (i) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

                  (j) Construction. Where specific language is used to clarify by example a general statement contained herein, such specific language shall not be deemed to modify, limit or restrict in any manner the construction of the general statement to which it relates. The language used in this Agreement shall be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction shall be applied against any party.

                  (k) WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

                  (l) Nouns and Pronouns. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice-versa.

                                     * * * *

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.

                                           DIGITAL THEATER SYSTEMS, INC.

                                           By: /s/ Jon Kirchner
                                               --------------------------------
                                               Name: Jon Kirchner
                                               Title: Chief Financial Officer

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.

                                           EOS PARTNERS SBIC, L.P,

                                           By: Eos SBIC General, L.P.,
                                               its General Partner

                                           By: Eos SBIC, Inc.,
                                               its General Partner

                                           By: /s/ Marc Michel
                                               --------------------------------
                                               Name: Marc Michel
                                               Title: General Partner

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement on the day and year first above written.

                                           WESTON PRESIDIO CAPITAL II

                                           By /s/ James McElwee
                                              --------------------------------
                                              James B. McElwee
                                              General Partner

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement the day and year first above written.

                                           SCRIPPS VENTURES, LLC

                                           By /s/ illegible
                                              --------------------------------
                                              Name:
                                              Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement the day and year first above written.

                                           THE PHOENIX PARTNERS IV LIMITED
                                           PARTNERSHIP

                                           By: The Phoenix Management IV,
                                               L.L.C.,
                                               Its General Partner

                                           By /s/ David Johnston
                                              --------------------------------
                                              David B. Johnston
                                              Managing Member

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement the day and year first above written.

                                           H&Q DIGITAL THEATER SYSTEMS
                                           INVESTORS, L.P.

                                           By /s/ Jackie Berterretche
                                              ---------------------------
                                              Name:  Jackie Berterretche
                                              Title: Attorney-in-Fact

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement the day and year first above written.

                                           UNIVERSAL CITY STUDIOS, INC.

                                           By /s/ Brian Mulligan
                                              --------------------------------
                                              Name:
                                              Title:

         IN WITNESS WHEREOF, the parties hereto have executed this Stockholders Agreement the day and year first above written.

                                           FORTH INVESTMENTS, LLC

                                           By /s/ Michael Rutman
                                              --------------------------------
                                              Name: Michael Rutman
                                              Title: Chief Financial Officer

                                           AT Communications KK

                                           /s/ Takec Asano
                                           -------------------------------------
                                           Name: Takec Asano
                                           Title: Managing Director

                                           _____________________________________
                                           William Neighbors

                                           _____________________________________
                                           Buzz Knudson

                                           _____________________________________
                                           Jon Kirchner

                                           _____________________________________
                                           Julie Koppel

                                           _____________________________________
                                           Mr. John C. Dyatt

                                           _____________________________________
                                           Mrs. John C. Dyatt

                                           _____________________________________
                                           Dan Slusser

                                           _____________________________________
                                           Richard Koppel

                                           _____________________________________
                                           Salah Hassanein

                                           _____________________________________
                                           Terry Beard

                                           /s/ Anastasia Welp
                                           -------------------------------------
                                           Anastasia M. Welp

                                           _____________________________________
                                           Joe Dellaria

                                           _____________________________________
                                           Karen Sullivan

                                           _____________________________________
                                           Mike Smyth

                                           _____________________________________
                                           Ming Yan

                                           _____________________________________
                                           Mr. W.L. Neighbors

                                           _____________________________________
                                           Mrs. W.L. Neighbors

                                           _____________________________________
                                           Nancy Montgomery

                                           _____________________________________
                                           Patricia Gadomski

                                           _____________________________________
                                           Patrick Watson

                                           _____________________________________
                                           Ron Booth

                                           _____________________________________
                                           Steve Cheung

                                           _____________________________________
                                           Andrea Nee

                                           /s/ Patrick Beard
                                           -------------------------------------
                                           Patrick Beard

                                           /s/ James Ketcham
                                           -------------------------------------
                                           James Ketcham

                                   SCHEDULE A

                                  STOCKHOLDERS

Stockholder:                                    With copies to:
-----------                                     --------------
Eos Partners SBIC, L.P.                         O'Sullivan Graev & Karabell, LLP
c/o Eos Partners, L.P.                          30 Rockefeller Plaza
320 Park Avenue                                 41st Floor
22nd Floor                                      New York, NY 10112
New York, NY 10022                              Attn: John J. Suydam, Esq.
Attn: Mr. Steve Friedman                        Telephone: (212) 408-2400
Telephone: (212) 832-5800                       Telecopy: (212) 408-2420
Telecopy: (212) 832-5805

Weston Presidio Capital
343 Sansome Street
Suite 1210
San Francisco, CA 94104-1316
Attn: Mr. James B. McElwee
Telephone: (415) 398-0770
Telecopy: (415) 398-0990

Scripps Ventures, L.L.C.                        Baker & Hostetler, LLP
200 Madison Avenue                              3200 National City Center
New York, NY 10016                              1900 East Ninth Street
Attn: Benjamin Burditt                          Cleveland, OH 44114-3485
Telephone: (212) 293-8700                       Attn: Gerardo C. Orlando, Esq.
Telecopy: (212) 293-8717

The Phoenix Partners IV Limited Partnership
c/o Phoenix Partners
1000 Second Avenue
Suite 3600
Seattle, WA 98104
Attn: David Johnston
Telephone: (206) 624-8968
Telecopy: (206) 624-1907

H&Q Digital Theater Systems Investors, L.P.
c/o Hambrecht & Quist LLC
One Bush Street
San Francisco, CA 94133
Attn: Norman Colbert
Telephone: (415) 439-3000

Universal City Studios, Inc.                    Munger, Tolles & Olsen
100 Universal City Plaza                        355 South Grand Avenue
Universal City, CA 91608                        35th Floor
Attn: Brian Mulligan                            Los Angeles, CA 90071
Telecopy: (818) 866-5277                        Attn: Ruth Fisher, Esq.
Attn: General Counsel                           Telephone: (213) 683-9100
Telecopy: (818) 866-                            Telecopy: (213) 687-3702

Forth Investments, LLC                          Gang Tyre Ramer & Brown
c/o Gerald Breslauer                            132 South Rodeo Drive
Provident Financial Manager                     Beverly Hills, CA 90212
10345 Olympic Boulevard                         Attn: Harold Brown, Esq.
Los Angeles, CA 90064

Anastasia M. Welp
c/o the Company (see address in Agreement)

Joe Dellaria
c/o the Company (see address in Agreement)

Karen Sullivan
c/o the Company (see address in Agreement)

Mike Smyth
c/o the Company (see address in Agreement)

Ming Yan
c/o the Company (see address in Agreement)

Mr. and Mrs. W.L. Neighbors
c/o the Company (see address in Agreement)

Nancy Montgomery
c/o the Company (see address in Agreement)

Patricia Gadomski
c/o the Company (see address in Agreement)

Patrick Watson
c/o the Company (see address in Agreement)

Ron Booth
c/o the Company (see address in Agreement)

Hing Tong Cheung
c/o the Company (see address in Agreement)

Andrea Nee
c/o the Company (see address in Agreement)

AT Communications KK
c/o the Company (see address in Agreement)

Bill Neighbors
c/o the Company (see address in Agreement)

Robert Knudson
c/o the Company (see address in Agreement)

Jon Kirchner
c/o the Company (see address in Agreement)

Julie Koppel
c/o the Company (see address in Agreement)

Mr. and Mrs. John C. Dyatt
c/o the Company (see address in Agreement)

Dan Slusser
c/o the Company (see address in Agreement)

Richard Koppel
c/o the Company (see address in Agreement)

Salah Hassanein
c/o the Company (see address in Agreement)

Terry Beard
c/o the Company (see address in Agreement)

                                     ANNEX I

                            (MANAGEMENT SHAREHOLDERS)

Terry Beard

Patrick Beard

James Ketcham

                                    EXHIBIT A

                               MANAGEMENT JOINDER

                  By execution of this Management Joinder, the undersigned agrees to become a party to that certain Stockholders Agreement dated as of October ___, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Stockholders Agreement"), among Digital Theater Systems, Inc., a Delaware corporation, and certain of its stockholders. The undersigned shall have all the rights, and shall observe all the obligations, applicable to a Management Stockholder (as defined in the Stockholders Agreement).

Name: _______________________

Address for                                with copies
Notices:                                   to:

_____________________________              _____________________________
_____________________________              _____________________________
_____________________________              _____________________________
_____________________________              _____________________________

                                           Signature: __________________________

Date: _______________________

                                    EXHIBIT B

                                INVESTOR JOINDER

         By execution of this Investor Joinder, the undersigned agrees to become a party to that certain Stockholders Agreement dated as of October ___, 1997 (as the same may be amended, supplemented or otherwise modified from time to time, the "Stockholders Agreement"), among Digital Theater Systems, Inc., a Delaware corporation, and certain of its stockholders. The undersigned shall have all the rights, and shall observe all the obligations, applicable to an Investor (as defined in the Stockholders Agreement).

Name: _______________________

Address for                                with copies
Notices:                                   to:

_____________________________              _____________________________
_____________________________              _____________________________
_____________________________              _____________________________
_____________________________              _____________________________

                                           Signature: __________________________

Date: _______________________